                                                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 333-44117 and No. 333-62936) of Mac-Gray Corporation of our report dated February 14, 2003 relating to the consolidated financial statements and consolidated financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Boston, Massachusetts
March 27, 2003